INTERIM CONDENSED STATEMENTS OF CONSOLIDATED OPERATIONS - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025
Revenues and other income
Revenues	€ 3,643	€ 24,928
Other income	1,908	1,710
Total revenues and other income	5,551	26,638
Research and development expenses	(12,721)	(14,529)
Selling, general and administrative expenses	(10,753)	(11,294)
Other operating income and expenses	0	(7)
Total operating expenses	(23,475)	(25,829)
Operating income (loss)	(17,924)	808
Financial income	1,112	645
Financial expenses	(17,460)	(6,831)
Financial income (loss)	(16,347)	(6,186)
Income tax	(16)	(6)
Net loss for the period	€ (34,288)	€ (5,383)
Basic loss per share (in euro per share)	€ (0.70)	€ (0.11)
Diluted loss per share (in euro per share)	€ (0.70)	€ (0.11)